Exhibit 10.2
                                SERVICE AGREEMENT


     This Agreement, made as of the 1st day of April, 2002, by and between INTERVEST NATIONAL BANK, a national banking association with principal offices at One Rockefeller Plaza (Suite 300), New York, New York 10020 ("INB"), and INTERVEST CORPORATION OF NEW YORK, a New York corporation with principal offices at 10 Rockefeller Plaza (Suite 1015), New York, New York 10020 ("ICNY").

                                   WITNESSETH

     WHEREAS, INB desires to retain the services of ICNY in accordance with the terms and conditions hereinafter set forth; and

     WHEREAS, ICNY desires to perform such services in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1.  Retention  and  Description  of  Services.  INB hereby  retains ICNY to
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perform the following services:

     (a) Mortgage Originations. ICNY shall assist in identification of potential properties and borrowers for purposes of the origination by INB of mortgage loans (the "Origination Services"). The Origination Services shall include the inspection of properties constituting collateral for such loans and the negotiation of the terms and conditions of such loans. Any such loan shall, in all events, be subject to the approval of INB, and ICNY shall, in the performance of its services hereunder, be guided by the mortgage investment policies of INB as in effect from time to time.

     (b) Agents. In the performance of its services hereunder, ICNY shall have authority to interact with attorneys, approved appraisers, engineers, environmental consultants, and such other consultants and professional as retained by INB.

     (c) Mortgage Servicing. To the extent requested to do so by INB for any particular mortgage, ICNY shall act as mortgage-servicing agent for specified mortgages (the "Mortgage Servicing Services"). The Mortgage Servicing Services shall include the collection of mortgages receivable, the payment of mortgages payable, the payment of property taxes, insurance premiums and other impositions for the mortgaged premises.

     ICNY agrees to perform all services as may be reasonably requested by INB hereunder and as may be mutually agreed by the parties to the best of its abilities and within reasonable time periods, and shall allocate sufficient time and resources to this end. Notwithstanding the foregoing, ICNY provides no

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warranties or guaranty of results with respect to any of its services, which may be performed under this Agreement.

     2. Compensation and Fees. In consideration for the Origination  Services to
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be rendered by ICNY hereunder, INB agrees to pay ICNY as follows:

     o All origination fees collected by INB for any real estate loan originated and closed less $2,000 per loan;

     o Any extension fees (including any fee to extend open commitments) collected by INB for any real estate loan extended and closed less $1,000 per loan;

     o All origination and/or extension fees collected by INB for any real estate loan that does not close because it is withdrawn, the commitment expires, or otherwise less $1,000 per loan.

     The fees will be tracked and aggregated monthly by INB based on the loan activity for each month. Each month's total fee due ICNY will be divided by twelve and paid to ICNY in equal monthly installments until paid in full. Exhibit A (attached) will be prepared by INB and reported to ICNY monthly. The monthly fee will be automatically deposited into ICNY's money-market account # 3150000059 on or about the 15th of each month.

     INB shall also pay, upon receipt of a written inspection report, any property inspection fees and/or property re-inspection fees received in connection with inspections performed by ICNY. Such fees shall be payable to ICNY when received.

     3. Term. The term of this  Agreement  shall commence upon its execution and
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shall continue in full force and effect through  December 31, 2002,  after which time it shall be subject to automatic annual renewals, provided that either party may terminate this Agreement upon 90 days written notice.

     4.  Termination.  In the event of any termination of this  Agreement,  ICNY
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shall  be  entitled  to any fees  earned  by it  hereunder  prior to the date of termination and ICNY shall, to the extent necessary, cooperate in the transfer of any services to INB or its designated agent.

     5. Confidential Information.
        ------------------------

     (a) As used in this Agreement, the "Confidential Information" of one party (the "Party") shall mean any information disclosed to or obtained by the other party ("other") as a result of the relationship between the parties existing by virtue of this or any other agreement of the parties, which information is not generally known in the trade or industry in which the Party operates, and relating to the Party's past, present and future products, processes and services, and information relating to the Party's customers, as well as financial, sales and business planning information. The term Confidential Information does not include any information which the other can show was in the public domain at the time the other became aware of it, because a part of the public domain through no fault of the other after the other became aware of it, or is disclosed to the other by a third party free of any obligation of confidence.

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     (b) The parties mutually agree to hold all Confidential  Information of the other party in trust and confidence, and to use it only for the benefit of the other party. Unless approved by either party in writing, each party agrees not to disclose any Confidential Information of the other party by publication or otherwise to any third party.

     6. Liability;  Indemnification. Each party shall be liable to the other for
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its own negligence,  willful misconduct, bad faith, fraud and material breach of its obligations. INB shall indemnify, defend and hold harmless ICNY from and against any claims or actions arising out of its performance of service hereunder, except to the extent such claims or actions are due to the negligence, willful misconduct, bad faith and material breach of ICNY's obligations. In any event, INB is wholly responsible for the review and analysis of any third party reports including but not limited to credit, tax returns, financial statements, environmental, engineering and appraisals.

     7. Outside Business Interest. INB acknowledges and understands that ICNY is
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engaged in a mortgage  banking business and, as such,  originates  mortgages for its own account. Both INB and ICNY and their respective affiliates may engage in or possess an interest in other businesses of any nature or description, independently or with others, and the other party shall not have any rights by virtue of this Agreement in and to such independent businesses or the income or profits derived therefrom, and the pursuit of any such business shall not be deemed wrongful or improper. Neither party shall be obligated to present any particular business or investment opportunity, including mortgage originations, to the other party as a result of this Agreement.

     8.  Independent  Contractor.  The parties agree that ICNY is an independent
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contractor  and  shall  not be deemed to be,  for any  purposes  whatsoever,  an employee of INB.

     9.  Assignment.  Neither this  Agreement  nor any interest  herein or claim
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hereunder,  may be assigned or  transferred to any third party without the prior written authorization of the other party to this Agreement.

     10.  Governing  Law.  This  Agreement  is made  pursuant  to,  and shall be
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construed in accordance with, the laws of the State of New York.

     11.  Survival.  The rights and  obligations  of the parties as set forth in
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paragraphs  5 and 6 of this  Agreement  shall  survive  and  continue  after the expiration or termination of this Agreement, and shall bind the parties hereto, and their respective successors and assigns.

     12. Modification. This Agreement shall be modified only by an instrument in
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writing and signed by duly authorized representatives of each of the parties.

     13.  Entire  Agreement.  This  document  constitutes  the entire  agreement
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between the parties with respect to the subject  matter  hereof,  and supersedes all previous communications, representations, understandings and agreements, whether oral or written, between the parties or any official or representative thereof.

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     14. Force  Majeure.  Neither party to this  Agreement is responsible to the
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other  party  for  nonperformance  or  delay in  performance  of the  terms  and conditions hereof caused or occasioned by acts of God, fires, strikes, civil or military authority, insurrection, riot, requirements of any statute, order or directive of any governmental authority, or, without limiting the generality of the foregoing, by any other similar cause or event which is unavoidable or beyond the reasonable control of the parties.

     15. Non-Waiver.  The failure of either party to insist, in any one instance
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or more upon the  performance  of any of the  covenants  or  conditions  of this
Agreement, or failure to exercise any right or privilege herein contained, shall not be construed as a waiver of any such covenant, conditions, rights or privileges, but the same shall continue and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                    INTERVEST NATIONAL BANK

                                    By:      /s/ Raymond C. Sullivan
                                             -----------------------
                                             Raymond C. Sullivan, President



                                    INTERVEST CORPORATION OF NEW YORK

                                    By:      /s/ Lawrence G. Bergman
                                             -----------------------
                                             Lawrence G. Bergman, Vice President